    As filed with the Securities and Exchange Commission on November 26, 2003

================================================================================
                                                    1933 Act File No. 333-
                                                    1940 Act File No. 811-21471

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No. _

[ ]  Post-Effective Amendment No. _

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]  Amendment No. _

                Nuveen Tax-Advantaged Total Return Strategy Fund
          Exact Name of Registrant as Specified in Declaration of Trust

                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                          Vice President and Secretary
                              333 West Wacker Drive
                             Chicago, Illinois 60606
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

      Stacy H. Winick                                          Eric F. Fess
   Bell, Boyd & Lloyd PLLC                                Chapman and Cutler LLP
1615 L Street, N.W., Suite 1200                               111 W. Monroe
     Washington, DC 20036                                   Chicago, IL 60603

                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


============================================================================================================================
                                                                                     Proposed Maximum
   Title of Securities Being            Amount             Proposed Maximum         Aggregate Offering         Amount of
          Registered               Being Registered     Offering Price Per Unit         Price (1)           Registration Fee
----------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value       1,000 Shares               $15.00                   $15,000                $1.21
============================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

This information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 Subject to completion, dated

PROSPECTUS
[LOGO] NUVEEN
Investments

                                           Shares

               Nuveen Tax-Advantaged Total Return Strategy Fund

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.
                                                  (continued on following page)

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 44.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                              Per Share Total /(3)/
                                              --------- ----------
             Public Offering Price             $15.000
             Sales Load/(1)/                   $ 0.675
             Estimated Offering Expenses/(2)/  $ 0.030
             Proceeds to the Fund              $14.295

--------
(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Total expenses of issuance and distribution (other than underwriting
   discounts and commissions) are estimated to be $          . Nuveen
   Investments, LLC has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.
(3)The Fund has granted the underwriters an option to purchase up to additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated
   Offering Expenses and Proceeds to the Fund will be $          , $          ,
   $           and $          , respectively. See "Underwriting."

   The underwriters expect to deliver the common shares to purchasers on or
about              , 2004.

                                 -------------

                            Nuveen Investments, LLC

               , 2004

   Adviser and Subadvisers. Nuveen Institutional Advisory Corp., the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's Managed Assets (as defined on page 5 of the Prospectus) to be invested in dividend-paying equity securities (including common and preferred stocks) and senior loans and other debt instruments. NWQ Investment Management, LLC and Symphony Asset Management, LLC will be the Fund's subadvisers. The Fund's Managed Assets allocated to dividend-paying equity securities will be managed by NWQ Investment Management, LLC. The Fund's Managed Assets allocated to senior loans and other debt instruments will be managed by Symphony Asset Management, LLC.

   Portfolio Contents. Under normal market circumstances, the Fund will invest primarily in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that 65% to 75% of the Fund's Managed Assets will be invested in dividend-paying common stocks. The Fund will seek to invest in common stocks of issuers that are undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.

   Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment.

   The common shares have been approved for listing on the          Stock
Exchange, subject to notice of issuance. The trading or "ticker" symbol is
"    ."

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated              , 2003, and as it may
be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on
page      of this Prospectus, by calling (800) 257-8787 or by writing to the
Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  16
       The Fund.....................................................  18
       Use of Proceeds..............................................  18
       The Fund's Investments.......................................  18
       Use of Leverage..............................................  29
       Hedging Transactions.........................................  32
       Risks........................................................  39
       Management of the Fund.......................................  46
       Net Asset Value..............................................  50
       Distributions................................................  50
       Dividend Reinvestment Plan...................................  52
       Description of Shares........................................  54
       Certain Provisions in the Declaration of Trust...............  57
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  58
       Tax Matters..................................................  59
       Underwriting.................................................  61
       Custodian and Transfer Agent.................................  64
       Legal Opinions...............................................  64
       Table of Contents for the Statement of Additional Information  65

                                 -------------

   Until              , 2004 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Tax-Advantaged Total Return Strategy Fund (the
                           "Fund") is a newly organized, diversified, closed-end management investment company.

The Offering..........   The Fund is offering        common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Nuveen Investments, LLC ("Nuveen") and
                                         . The common shares of beneficial
                           interest are called "Common Shares" in this
                           Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess
                           of          Common Shares. See "Underwriting."
                           Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives
and Policies..........   The Fund's investment objective is to achieve a high
                           level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risks."

                         Under normal market circumstances, the Fund will
                           invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities (sometimes collectively referred to as "senior loans and other debt instruments"), that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that 65% to 75% of the Funds' Managed Assets will be invested in dividend-paying common stocks.

                         Under federal income tax law enacted on May 28, 2003,
                           tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment.


                         The Fund's assets (including assets attributable to
                           the principal amount of any Borrowings (as defined below) and any FundPreferred(TM) shares (also as defined below) that may be outstanding) are called "Managed Assets."

                         Nuveen Institutional Advisory Corp. ("NIAC"), the
                           Fund's adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's assets to be invested in dividend-paying common stocks, dividend-paying preferred stocks and senior loans and other debt instruments. The Fund's Managed Assets allocated to dividend-paying equity securities (including common and preferred stocks) will be managed by NWQ Investment Management, LLC ("NWQ"). The Fund's Managed Assets allocated to senior loans and other debt instruments will be managed by Symphony Asset Management, LLC ("Symphony").

                         NWQ will seek to invest in common stocks of issuers
                           that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.

                         The Fund intends to invest in common stocks and
                           preferred stocks that generate dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders who meet holding period and other requirements discussed herein are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to holders of Common Shares ("Common Shareholders"). For the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). Similar provisions apply to each Common Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

                         In addition to investing in equity securities that pay
                           tax-advantaged dividends, the Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). NIAC believes that the Fund's investments in senior loans may provide opportunities for the Fund to (i) enhance total return through greater incremental returns on its senior loan investments over the Fund's interest or dividend payments in the event the Fund utilizes leverage through Borrowings and/or the issuance of FundPreferred shares, (ii) hedge the Fund's risk of increases in the interest rate on Borrowings or the FundPreferred share dividend rate as a result of increases in short-term interest rates, and (iii) utilize the fully taxable ordinary income generated from the Fund's investments in senior loans to offset expenses of the Fund, so that in most years all or substantially all of the Fund's income distributions to individual shareholders who meet holding period and other requirements will qualify as tax-advantaged dividends.

                         In addition, under normal circumstances:

                            . The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers (including common stocks of non-U.S. issuers converted into American Depository Receipts ("ADRs") immediately after purchase). Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund will not invest in emerging markets securities.

                            . The Fund expects, with respect to that portion of its Managed Assets invested in preferred stocks, to invest in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality.

                            . The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments--Portfolio Composition" and "Risks--Below Investment Grade Risk."

                            . The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 15% limitation to the extent they are deemed to be illiquid.

                            . The Fund will not invest in inverse floating rate securities.

                         During temporary defensive periods or in order to keep
                           the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon NWQ's or Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each of NWQ and Symphony may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Proposed Use of
Leverage..............   The Fund seeks to increase the income available for
                           distribution to Common Shareholders by utilizing financial leverage through borrowing, issuing commercial paper or notes (collectively, "Borrowings") and/or offering preferred shares of beneficial interest ("FundPreferred(TM) shares"). The Fund currently anticipates that Borrowings and FundPreferred shares will represent approximately 32% of the Fund's Managed Assets. There is no assurance that the Fund will incur Borrowings or issue FundPreferred shares.

                         There is no guarantee that the Fund's leverage
                           strategy will be successful. See "Risks--Leverage Risk." Interest on Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. FundPreferred shares will pay dividends based on short-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the interest rate on any Borrowings or the then current FundPreferred share dividend rate, the investment of the proceeds of Borrowings or FundPreferred shares will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to Common Shareholders.

Investment Adviser and
Subadvisers...........   NIAC will be the Fund's investment adviser,
                           responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's Managed Assets to be invested in dividend-paying equity securities (including common and preferred stocks) and senior loans and other debt instruments.

                         The Fund's Managed Assets allocated to dividend-paying
                           equity securities will be managed by NWQ. The Fund's Managed Assets allocated to senior loans and other debt instruments will be managed by Symphony. NWQ and Symphony will sometimes individually be referred to as a "Subadviser" and collectively be referred to as the "Subadvisers." NIAC, NWQ and Symphony will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                         NIAC, a registered investment adviser, is a wholly
                           owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates
                           had approximately $   billion of assets under
                           management as of         , 2003. According to
                           Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (104) and the amount of fund assets under management (approximately $45
                           billion) as of         , 2003.

                         NWQ, a registered investment adviser, is a subsidiary
                           of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest. NWQ and its predecessors have provided investment advisory operations since 1982. NWQ had
                           approximately $    billion in assets under
                           management as of              , 2003. NWQ
                           specializes in the management of value-oriented equity portfolios across all capitalization ranges.

                         Symphony, a registered investment adviser, is an
                           indirect wholly owned subsidiary of Nuveen. Founded
                           in 1994, Symphony had approximately $    billion in
                           assets under management as of      , 2003. Symphony
                           specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios.

                         NIAC will receive an annual fee, payable monthly, in a
                           maximum amount equal to   % of the Fund's average
                           daily Managed Assets (as previously defined, Managed Assets include assets attributable to the principal amount of any Borrowings and any FundPreferred shares that may be outstanding), with lower fee levels for assets that exceed $500 million. NIAC will pay a portion of that fee to each of the Subadvisers based on each Subadviser's allocated portion of Managed Assets. The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the
                           amount of   % of average daily Managed Assets of the
                           Fund for the first five full years of the Fund's operations (through January 31, 2009), and in a declining amount for an additional three years (through January 31, 2012). For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."

Distributions..........  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on the FundPreferred shares or interest and required principal payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any FundPreferred shares, or pay interest on or repay any Borrowings.

                         The Fund's Board of Trustees may implement, based on
                           several factors including the overall investment performance of the Fund, an alternative dividend policy calling for monthly distributions stated in terms of a fixed cents per Common Share dividend rate ("Managed Distribution Policy"). See "Distributions."

                         Your initial distribution is expected to be declared
                           approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless you elect to receive cash. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the        Stock Exchange, subject to notice of
                           issuance. See "Description of

                           Shares--Common Shares." The trading or "ticker"
                           symbol of the Common Shares is "    ." Because of
                           this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or
                           "exchange-traded fund."

Custodian and Transfer
Agent.................   State Street Bank and Trust Company will serve as
                           custodian and transfer agent for the Fund. See "Custodian and Transfer Agent."

Market Discount from
Net Asset Value.......   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds," "Use of Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk.  An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                         Your Common Shares at any point in time may be worth
                           less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage" and "Risks--Investment and Market Risk."

                         Tax Risk.  The Fund's investment program and the tax
                           treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

                         Common Stock Risk.  Although common stocks
                           historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies whose securities sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. If NWQ's assessment of a company's prospects is wrong, the price of its common stock may fall, or may not approach the value that NWQ has placed on it. Stocks of small and mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers and may have a greater reliance on certain key personnel than larger companies.

                         Non-U.S. Securities Risk.  The Fund may invest up to
                           40% of its Managed Assets in securities of non-U.S. issuers (including common stocks of non-U.S. issuers converted into ADRs immediately after purchase). Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund will not invest in emerging markets securities. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company's assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund's return.

                         Preferred Stock Risk.  Preferred stocks involve credit
                           risk, which is the risk that a preferred stock in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

                         See "Risks--Certain Risks Related to Preferred Stocks."

                         Senior Loan Risk.   Senior loans in which the Fund may
                           invest may not be rated by an NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of senior loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. The Fund's investments in senior loans may potentially offset a portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the interest rate on Borrowings and/or the FundPreferred share dividend rate. See "Use of Leverage." No active trading market currently exists for some senior loans in which the Fund may invest and, thus, those loans could be considered illiquid. As a result, such senior loans generally are more difficult to value than more liquid securities for which a trading market exists. Other risks associated with investing in senior loans include:

                         Borrower Credit Risk.  Borrowers under senior loans
                           may default on their obligations to pay principal or interest when due. This non- payment would result in a reduction of income to the Fund, a reduction in the value of a senior loan experiencing non-payment and potentially, a decrease in the net asset value of the Fund. Although some of the senior loans in which the Fund will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.

                         Participation Risks.  The Fund also may purchase a
                           participation interest in a senior loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. See "Risks--Senior Loan Risk" and "Risks--Below Investment Grade Risk."

                         Leverage Risk.  The Fund's use of leverage through
                           Borrowings or the issuance of FundPreferred shares creates an opportunity for increased Common Share net income and returns but also creates special risks for Common Shareholders. In addition, there is no assurance that the Fund's leveraging strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions).

                         Leverage creates two major types of risks for Common
                           Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of Borrowings or the issuance of FundPreferred shares, are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the interest rate on any Borrowings or the dividend rate on FundPreferred shares rises, or that Common Share income will fluctuate because the interest rate on any Borrowings or the dividend rate on FundPreferred shares varies.

                         If the Fund seeks an investment grade rating from a
                           NRSRO for any commercial paper, notes or FundPreferred shares issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. Any lender from which the Fund borrows may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

                         See "Risks--Leverage Risk."

                         Interest Rate Risk.  Interest rate risk is the risk
                           that fixed-income securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. See "Risks--Investment and Market Risk" and "Risks--Interest Rate Risk."

                         Below Investment Grade Risk.  The Fund may purchase
                           senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. See "Risks--Below Investment Grade Risk."

                         Illiquid Securities Risk.  The Fund may invest up to
                           15% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                         Market Disruption Risk.  Certain events have a
                           disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

                         Inflation Risk.  Inflation risk is the risk that the
                           value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                         Deflation Risk.  Deflation risk is the risk that
                           prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the use of Borrowings and the issuance of FundPreferred shares in an aggregate amount equal to 32% of the Fund's Managed Assets (and assuming a combined interest rate and dividend rate
of   %, which is subject to change based on prevailing market conditions), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)......         4.50%
Offering Expenses Borne by the Fund (as a percentage of offering
  price)/(1)(2)/................................................             %
Dividend Reinvestment Plan Fees.................................      None/(3)/

                                                                   Percentage of
                                                                    Net Assets
                                                                  Attributable to
                                                                 Common Shares/(4)/
                                                                 -----------------
Annual Expenses
Management Fees.................................................            %
Other Expenses..................................................            %
Interest Payments on Borrowings.................................            %
                                                                      -------
Total Annual Expenses...........................................            %
Fee and Expense Reimbursement (Years 1-5).......................         %/(5)/
                                                                      -------
Total Net Annual Expenses (Years 1-5)...........................         %/(5)/
                                                                      =======

--------

(1)Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

(2)If the Fund utilizes leverage through the use of Borrowings and/or the issuance of FundPreferred shares, costs associated therewith, estimated to
   be approximately     % of the aggregate amount obtained from leverage, will
   effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the use of Borrowings in the amount equal to 24% of the Fund's Managed Assets (including the aggregate amount obtained from leverage) and the issuance of FundPreferred shares in the amount equal to 8% of the Fund's Managed Assets (including the aggregate amount obtained from leverage), those offering costs are estimated
   to be approximately $     per Common Share (    % of the estimated proceeds
   from the Fund's Common Share offering, after deducting offering costs).

(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.

(4)Stated as percentages of net assets attributable to Common Shares. Assuming no Borrowings or issuance of FundPreferred shares, the Fund's expenses would be estimated to be as follows:

                                                       Percentage of
                                                        Net Assets
                                                      Attributable to
                                                       Common Shares
                                                      ---------------
           Annual Expenses
           Management Fees...........................          %
           Other Expenses............................          %
           Interest Payments on Borrowings...........       None
                                                          ------
           Total Annual Expenses.....................          %
           Fees and Expense Reimbursement (Years 1-5)       %/(5)/
                                                          ------
           Total Net Annual Expenses (Years 1-5).....       %/(5)/
                                                          ======

(5)The Advisers have contractually agreed to reimburse the Fund for fees and
   expenses in the amount of   % of average daily Managed Assets for the first
   5 full years of the Fund's operations,   % of average daily Managed Assets
   in year 6,   % in year 7 and   % in year 8. Assuming the use of Borrowings
   and the issuance of FundPreferred shares in an aggregate amount equal to 32% of the Fund's Managed Assets (including the aggregate amount obtained from leverage) and calculated as a percentage of net assets attributable to
   Common Shares, those amounts would be   % for the first 5 full years,   % in
   year 6,   % in year 7 and   % in year 8. Without the reimbursement, "Total
   Annual Expenses" would be estimated to be   % of average daily net assets
   attributable to Common Shares (or, assuming no Borrowings or issuance of
   FundPreferred shares,   % of average daily net assets).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately
           Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of
$45, estimated offering expenses of this offering of $    , expenses associated
with any Borrowings representing 24% of the Fund's Managed Assets (including
the aggregate amount obtained from leverage) of $     , and the estimated
FundPreferred share offering costs assuming FundPreferred shares are issued representing 8% of the Fund's Managed Assets (including the aggregate amount
obtained from leverage) of $    ) that you would pay on a $1,000 investment in
Common Shares, assuming (1) total annual expenses of   % of net assets
attributable to Common Shares in years 1 through 5, increasing to   % in years
9 and 10 and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                        $       $       $         $

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)Assumes reimbursement of fees and expenses of % of average daily Managed Assets in year 6, % in year 7 and % in year 8. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 21, 2012. See footnote 5 above and "Management of the
   Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 1, 2003, pursuant to a Declaration governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in dividend-paying common stocks, dividend-paying preferred stocks and senior loans and other debt instruments that meet those investment objectives and policies within approximately two to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   Under normal market circumstances, the Fund will invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that 65% to 75% of the Funds' Managed Assets will be invested in dividend-paying common stocks.

   Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment.

   NIAC will be responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's assets to be invested in equity securities (including dividend-paying common and preferred stocks) and senior loans and other debt instruments. The portion of the Fund's Managed Assets invested in dividend-paying common and preferred stocks and senior loans and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 65 to 75% of its Managed Assets in dividend-paying common stocks. See "Management of the Fund."

   The Fund's Managed Assets allocated to equity securities will be managed by NWQ. NWQ will seek to invest in common stocks of issuers that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations. The Fund's Managed Assets allocated to senior loans and other debt instruments will be managed by Symphony.

   The Fund intends to invest in common stocks and preferred stocks that generate dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders who meet holding period and other requirements described herein are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Common Shareholders. For the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). Similar provisions apply to each Common Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition to investing in stocks that pay tax-advantaged dividends, the Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). NIAC believes that the Fund's investments in senior loans may provide opportunities for the Fund to (i) enhance total return through greater incremental returns on its senior loan investments over the Fund's dividend or interest payments in the event the Fund the utilizes leverage through the issuance of FundPreferred shares or Borrowings, (ii) hedge the Fund's risk of increases in the FundPreferred share dividend rate or the interest rate on Borrowings as a result of increases in short-term interest rates, and (iii) utilize the fully taxable ordinary income generated from the Fund's investments in senior loans to offset expenses of the Fund, so that in most years all or substantially all of the Fund's income distributions to individual shareholders who meet holding period and other requirements will qualify as tax-advantaged dividends.

   Under normal market conditions, the Fund expects, with respect to that portion of its Managed Assets invested in preferred stocks, to invest primarily in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Subadviser responsible for the investment. The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are commonly referred to as junk bonds and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Initially, the Fund expects that the average credit quality of its security holdings that are of a type customarily subject
to a credit rating will be       . See "Risks--Below Investment Grade Risk."
See Appendix A in the Statement of Additional Information for a description of security ratings.

   The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers (including common stocks of non-U.S. issuers converted into ADRs immediately after purchase). Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund will not invest in emerging markets securities. In addition, the Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

   For a more complete discussion of the Fund's initial portfolio composition, see "--Portfolio Composition."

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Overall Fund Management

   NIAC is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.

   NIAC will oversee each Subadviser in its management of its designated portion of the Fund's portfolio. This oversight will include ongoing evaluation of each Subadviser's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

   NIAC will also oversee the efforts by the Fund to minimize the taxes incurred by Common Shareholders, as described in "--Tax-Managed Investing" below.

   NIAC will monitor the relative weightings of common stock, preferred stock, and senior loans and other debt instruments comprising the Fund's portfolio investments, which may vary with general market changes and changes in the value of the Fund's portfolio securities. NIAC will adjust the asset class weightings, within the policies and guidelines of the Fund, from time to time as it deems appropriate, to achieve a set of weightings that it believes is most desirable in pursuit of the Fund's investment objective.

   NIAC from time to time may seek to enhance the Fund's potential after-tax total return by over-weighting or under-weighting one or more of the Fund's asset classes in the Fund's portfolio relative to their strategic long-term target allocations as described herein, as the relative attractiveness of the asset classes may change. In making such re-allocation decisions, NIAC will consult with the Subadvisers in assessing the relative attractiveness of the asset classes and will take into account the taxable income or short-term capital gains that might be generated as a result of portfolio transactions effected in connection with such re-allocation. NIAC presently expects that any re-allocation activity will be limited, and there is no assurance that it will succeed in enhancing after-tax total returns.

   NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

Subadviser Investment Philosophy and Process

NWQ

   Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in dividend-paying common and preferred stocks involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

   .   attractive valuation and fundamentals

   .   favorable risk/reward and downside protection

   . catalysts or inflection points leading to an improvement in profitability or recognition of value

   Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

Symphony

   Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

   Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

Tax-Managed Investing

   The Fund seeks to achieve high after-tax Common Share returns in part by minimizing the taxes incurred by Common Shareholders in connection with the Fund's investment income and realized capital gains.

   The Fund seeks to minimize distributions to Common Shareholders that are taxed as ordinary income by investing principally in equity securities that pay tax-advantaged dividends and passing through the tax-advantaged dividends to individual shareholders who meet holding period and other requirements through the Fund's distributions. The Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income, but expects that, under normal circumstances, expenses incurred by the Fund will offset all or a large portion of the Fund's fully taxable ordinary income, so that in most years all or substantially all of the Fund's income distributions to Common Shareholders will qualify as tax-advantaged dividends.

   The Fund seeks to minimize distributions to Common Shareholders that are taxed as capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a Subadviser makes a decision to sell a particular appreciated security, the Subadviser will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. A Subadviser also may sell securities to realize capital losses that can be used to offset realized capital gains, but such realized losses may not be used to offset tax-advantaged dividends or other ordinary income.

   Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that predominately invests in equities, each of which is treated differently for federal income tax purposes: (i) unrealized price appreciation; (ii) distributions of tax-advantaged dividends; (iii) distributions of other investment income; (iv) distributions of net realized short-term capital gains; and (v) distributions of net-realized long-term capital gains. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are taxed at rates up to 15%. Returns derived from price appreciation of securities remaining in the Fund's portfolio (i.e., unrealized capital gains) are untaxed until the shareholder sells his or her shares. Upon a sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) is realized equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

Portfolio Composition

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 60% of its Managed Assets in common stocks of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

   Preferred Stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock.

   Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

   In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stocks, although NWQ would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

   Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged as described herein

   Because the claim on an issuer's earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

   Senior Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Such corporate loans may be collateralized or they may be unsecured and such loans may be senior or subordinated to an issuer's other debt obligations. Senior loans in which the Fund may invest may not be rated by an NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. Senior loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of senior loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain senior loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a senior loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan.

   The Fund may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of senior loans, the Fund and Symphony believe that senior loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

   Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. See "Risks-Convertible Security Risk."

   Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

   Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

   Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

  No Inverse Floating Rate Securities

   The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

  Non-U.S. Securities

   The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers (including common stocks of non-U.S. issuers converted into ADRs immediately after purchase). Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in the non-U.S. dollar denominated securities described above. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. For purposes of the 40% limitation described above, securities of non-U.S. issuers include securities represented by ADRs.

  Hedging Transactions

   The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments,
(ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. See "Risks--Hedging Risk," "Hedging Transactions," "Risks--Counterparty Risk" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

  Illiquid Securities

   The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to the 15% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

  Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period

   During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon a Subadviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval by the Board of Trustees of the Fund, each Subadviser may deviate from its investment guidelines discussed herein.

  When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

  Other Investment Companies.

   The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Borrowings and/or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

  Initial Portfolio Composition

   Initially, the Fund expects to invest, as a percentage of its Managed Assets, as follows: (i) 65% to 75% in dividend-paying common stocks; (ii) 5% to 10% in dividend-paying preferred stocks; and (iii) 15% to 25% in senior loans and other debt instruments. The Fund does not currently intend to invest in non-U.S. dollar denominated securities. The Fund also intends that all of the preferred stocks in which it will invest will be investment grade quality at the time of investment. If current market conditions persist, the Fund expects that the initial average credit quality of its preferred stock, senior loans
and other debt instruments will be    . The Fund's intentions may change over
time based on market and other conditions beyond the Fund's control and there can be no assurance that the parameters of the initial portfolio composition as described above will be achieved.

  Lending of Portfolio Securities

   The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

  Portfolio Turnover

   The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of a Subadviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                USE OF LEVERAGE

   The Fund intends to use leverage by using Borrowings and issuing FundPreferred shares in an aggregate amount of approximately 32% of the Fund's Managed Assets. The amount of outstanding Borrowings and/or FundPreferred shares may vary with prevailing market or economic conditions. The Fund currently expects to (i) borrow money at rates generally available to institutional investors as soon as possible after the completion of the Common Share offering and issue commercial paper or notes within approximately two to three months of the completion of the Common Share offering, in an aggregate amount currently anticipated to represent approximately 24% of the Fund's Managed Assets; and (ii) issue FundPreferred shares in an amount currently anticipated to represent approximately 8% of the Fund's Managed Assets. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Unless and until the Fund uses leverage, this section will not apply.

   The Fund intends to apply for ratings from a NRSRO (most likely Moody's, S&P and/or Fitch) for any commercial paper or notes and FundPreferred shares it may issue. The Fund presently anticipates that any Borrowings that it intends to
issue initially would be given ratings of at least     by such NRSROs as
Moody's ("   "), S&P ("   ") or Fitch ("   "). Also, the Fund anticipates that
any FundPreferred shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as Moody's ("Aa"), S&P ("AA") or Fitch ("AA").

   Borrowings and FundPreferred shares will each have seniority over the Common Shares. The use of Borrowings and the issuance of FundPreferred shares will leverage the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

   Changes in the value of the Fund's portfolio securities, including costs attributable to Borrowings or FundPreferred shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NIAC (and to the Subadvisers) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund's asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund's trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, FundPreferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on Borrowings (expected to be at
least    ) or FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue commercial paper or notes or FundPreferred shares.

   Assuming the utilization of leverage through (i) Borrowings in the aggregate amount currently anticipated to represent approximately 24% of the Fund's Managed Assets and (ii) issuing FundPreferred shares in an amount currently anticipated to represent approximately 8% of the Fund's Managed Assets, at a
combined interest, dividend or payment rate of   % payable on such leverage
based on market rates as of the date of this Prospectus, the income generated
by the Fund's portfolio (net of estimated expenses) must exceed   % in order to
cover such dividend payments or interest or payment rates and other expenses specifically related to Borrowing or FundPreferred shares. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of Borrowings and/or the issuance of FundPreferred shares representing approximately 32% of the Fund's Managed Assets, and the Fund's currently projected annual dividend rate, borrowing interest rate or payment rate set by an interest rate
transaction of   %. See "Risks--Leverage Risk."

Assumed Portfolio Total Return (Net of Expenses) (10.00)% (5.00)% 0.00 % 5.00% 10.00%
Common Share Total Return.......................        %       %      %     %      %

   Common Share total return is comprised of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-advantaged dividends and other income it receives on its portfolio investments will be entirely offset by losses in the value of those portfolio securities.

                             HEDGING TRANSACTIONS

   The Fund may use derivatives or other transactions solely for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

   Portfolio Hedging Transactions. The Fund may use derivatives or other transactions [solely] for purposes of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

   There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risks--Hedging Risk."

   Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

   As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

   In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

   The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

   Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

   When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

   Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

   For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index.

   Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

   There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors.

   Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   Credit Derivative Instruments. The Fund may purchase credit derivative instruments for the purpose of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

   Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers as described in this Prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Interest Rate Transactions. Initially, the Fund intends to manage the risk that Common Share net income [and/or returns] may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings through the Fund's portfolio investments in senior loans. The Fund expects to initially hedge between [50] and [70]% of its exposure to such risk through its portfolio investments in floating rate senior loans. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

   The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the Common Shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the Common Shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

   In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund's fixed rate of payment on the swap, the swap will increase the Fund's operating expenses and reduce Common Share net earnings. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund's fixed rate of payment on the interest rate swap, the swap would enhance Common Share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund's cost of leverage due to changes in short-term interest rates during the term of the swap.

   Buying interest rate caps could enhance the performance of the Common Shares by providing a ceiling to all or part of the Fund's leverage expense during the terms of the cap. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its FundPreferred shares or Borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

   The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

   The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Operating History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

   Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage."

Tax Risk

   The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

Common Stock Risk

   Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies whose securities sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures.

Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. If NWQ's assessment of a company's prospects is wrong, the price of its common stock may fall, or may not approach the value that NWQ has placed on it. Stocks of small and mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers and may have a greater reliance on certain key personnel than larger companies.

Non-U.S. Securities Risk

   The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers. Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. Although a Subadviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

   Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Certain Risks Related to Preferred Stocks

   Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Senior Loan Risk

   Senior loans in which the Fund may invest may not be rated by a NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of senior loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for some senior loans in which the Fund may invest and, thus, such loans may be considered illiquid. As a result, such senior loans generally are more difficult to value than more liquid securities for which a trading market exists.

   Borrowers under senior loans may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a senior loan experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. Although some of the senior loans in which the Fund will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.

   The Fund also may purchase a participation interest in a senior loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan. Such third party participation arrangements are designed to give senior loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full.

   If a Subadviser should become affiliated with a financial services organization that is involved in the senior loan market, the Fund may be unable to purchase certain loans in which such organization participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.

New Types of Securities

   New types of securities that pay tax-advantaged dividends, including preferred securities having features other than those described herein, may in the future be offered. The Fund reserves the right to invest in these securities if the Subadviser responsible for the investment believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include higher volatility of the net asset value of the Common Shares, the likelihood of more volatility in the market value of the Common Shares and the possibility either that the Common Share income will fall if the interest rate on Borrowings or the dividend rate on FundPreferred shares rises, or that Common Share income will fluctuate because the interest rate on Borrowings or the dividend rate on FundPreferred shares varies.

   So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions).

   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to prepay any Borrowings or redeem any FundPreferred shares, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

   In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Early termination of an interest rate swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. See "Hedging Transactions."

Interest Rate Risk

   Interest rate risk is the risk that fixed-income securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and certain other countries in which the Fund may invest currently are near historically low levels.

   During periods of declining interest rates, the issuer of certain types of securities may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of lower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities are currently significantly below the historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Below Investment Grade Risk

   The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by Symphony. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers for lower grade securities may vary significantly and the spread between the bid and ask price for such securities is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Illiquid Securities Risk

   The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Hedging Risk

   The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. The Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

Counterparty Risk

   The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk

   The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing interest expenses on its Borrowings or dividend expenses on its FundPreferred shares resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Common Shares. See "Use of Leverage" and "Hedging Transactions," and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

Convertible Security Risk

   Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

Rights and Warrants Risk

   Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.

Market Disruption Risk

   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, interest rates on Borrowings and FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Deflation Risk

   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, NWQ, Symphony and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadvisers

   NIAC will be responsible for the Fund's overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately
$88 billion of assets under management as of         , 2003. Nuveen
Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to dividend-paying equity securities. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $9.6 billion in
assets under management as of         , 2003.

   NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.

   Jon D. Bosse, David B. Iben and Michael Carne are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated to dividend-paying equity securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Bosse also is the manager of a mutual fund sponsored by Nuveen. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Carne, CFA, has been a Senior Vice President and portfolio manager of NWQ since 2002. From 2000 to 2002 he was a Principal and portfolio manager with Standard Group Holdings. Prior thereto, Mr. Carne was a Principal and portfolio manager with Carne, O'Brient, Perry & Roth.

   Symphony, 555 California Street, San Francisco, CA 94104, is a Subadviser to the Fund responsible for managing the portion of the Fund's Managed Assets allocated to senior loans and other debt instruments. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $__ billion in assets under management
as of                , 2003. Symphony is an indirect wholly owned subsidiary of
Nuveen.

   Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in senior loans and other debt instruments. Mr. Stein is the Director of Fixed Income Securities of Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He also is a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He also is a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.

   On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

   If this merger transaction were to constitute a change of control of NIAC, NWQ or Symphony it would operate as an "assignment", as defined in the 1940
Act, of the Fund's investment management agreement (as discussed further below) with NIAC and the investment subadvisory agreements between NIAC and NWQ and NIAC and Symphony (together, the "Nuveen advisory agreements"), which would cause the Nuveen advisory agreements to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both interim Nuveen advisory agreements (as permitted under the 1940 Act) and new Nuveen advisory agreements, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and the Advisers currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of the Advisers and will not operate as an "assignment", and that therefore the Nuveen advisory agreements would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.

   As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an indirect affiliate of Nuveen, NIAC, NWQ, Symphony and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Such a prohibition could have an adverse impact on the Fund's ability to efficiently invest [certain parts of] its portfolio.

Investment Management Agreement

   Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                 Average Daily Managed Assets// Management Fee
                 ------------------------------ --------------
                 Up to $500 million............         %
                 $500 million to $1 billion....         %
                 $1 billion to $1.5 billion....         %
                 $1.5 billion to $2.0 billion..         %
                 Over $2.0 billion.............         %

   If the Fund utilizes leverage through the use of Borrowings and/or the issuance of FundPreferred shares in an aggregate amount equal to 32% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

            Net Assets Attributable to Common Shares Management Fee
            ---------------------------------------- --------------
                  Up to $500 million................         %
                  $500 million to $1 billion........         %
                  $1 billion to $1.5 billion........         %
                  $1.5 billion to $2.0 billion......         %
                  Over $2.0 billion.................         %

   Pursuant to an investment sub-advisory agreement between NIAC and NWQ, NWQ will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to NWQ's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                              Percentage of Net
                 Average Daily Managed Assets  Management Fee
                 ---------------------------- -----------------
                 Up to $200 million..........           %
                 $200 million to $300 million           %
                 $300 million and over.......           %

   Pursuant to an investment sub-advisory agreement between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                              Percentage of Net
                 Average Daily Managed Assets  Management Fee
                 ---------------------------- -----------------
                 Up to $125 million..........           %
                 $125 million to $150 million           %
                 $150 million to $175 million           %
                 $175 million to $200 million           %
                 $200 million and over.......           %

   In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                  Percentage                                    Percentage
                  Reimbursed                                    Reimbursed
 Year Ending  (as a percentage of       Year Ending         (as a percentage of
 January 31,    Managed Assets)         January 31,           Managed Assets)
 -----------  -------------------       -----------         -------------------
    2004/(1)/          %                    2009                     %
      2005             %                    2010                     %
      2006             %                    2011                     %
      2007             %                    2012                     %
      2008             %

--------
(1)From the commencement of operations.

   The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ Official Closing Price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain ADRs that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the New York Stock Exchange.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by an Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred shareholders, if any. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and interest and required principal payments on Borrowings, if any, and any dividends payable on the FundPreferred shares. The net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses, and interest and dividend rates on Borrowings and outstanding FundPreferred shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

   The Fund may, subject to the determination of its Board of Trustees based on its consideration of several factors including the overall investment performance of the Fund, implement a Managed Distribution Policy. Under a Managed Distribution Policy, the Fund would intend to distribute a monthly distribution stated in terms of a fixed cents per Common Share dividend rate. As with the Level Dividend Rate Policy, distributions would be made only after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year.

   If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. This means that, if the Fund in a particular year were to make Excess distributions, the payment of the Excess might cause shareholders to recognize ordinary dividend income, even through distribution of the Excess represented an economic return of capital. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

   In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

   There is no assurance the Board of Trustees will determine to implement a Managed Distribution Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), your dividends, including any capital gain dividends, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

   Under the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or issues FundPreferred shares, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all interest on such Borrowings has been paid, accrued dividends on FundPreferred shares have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See "--FundPreferred Shares" below.

   The Common Shares have been approved for listing on the            Stock
Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

Borrowings

   The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issues ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

FundPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 7% to 12% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue FundPreferred Shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value"
means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be
approximately   % of the value of the Fund's total net assets.

   Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than twelve trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares will be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "Use of Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares
would no longer be listed on the            Stock Exchange. In contrast to a
closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income". Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income," referred to as "tax-advantaged dividends" in this Prospectus. To be eligible for this reduced rate, a shareholder must be a noncorporate taxpayer and must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  . have been notified by the Internal Revenue Service that you are subject to backup withholding.

   As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund.

   The Fund may invest in preferred or convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                        Number of
Underwriters                                                             Shares
------------                                                           ------------
Nuveen Investments, LLC...............................................
                                                                       ------------
   Total..............................................................
                                                                       ============

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Nuveen Investments, LLC, and            are
acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may
reallow, a concession not in excess of $    per Common Share on sales to
certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or
before         , 2004. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to          additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written
consent of           , on behalf of the Underwriters, dispose of or hedge any
Common Shares or any securities convertible into or exchangeable for Common
Shares.           in its sole discretion may release any of the securities
subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NIAC and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been
approved for listing on the           Stock Exchange, subject to official
notice of issuance.

   The following table shows the sales load that the Fund is to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                       Paid by Fund
                                   --------------------
                                                 Full
                                   No Exercise Exercise
                                   ----------- --------
                         Per share      $         $
                         Total....      $         $

   The Fund and the Advisers have each agreed to indemnify the several Underwriters or to contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in leveraging of the Fund, which will include the offering of commercial paper, notes and/or FundPreferred shares. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of commercial paper, notes and/or FundPreferred shares, (ii) the principal amount of commercial paper or notes or the number of FundPreferred shares allocated to that Underwriter in such offerings, and (iii) the amount of additional compensation available to that Underwriter. The offering costs associated with the issuance of commercial paper, notes and/or FundPreferred shares are
currently estimated to be approximately     % of the aggregate amount of such
offerings. These costs will effectively be borne by the Common Shareholders.

   Certain Underwriters may make a market in the Common Shares after trading in
the Common Shares has commenced on the         Stock Exchange. No Underwriter
is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   In connection with the requirements for listing the Fund's Common Shares on
the         Stock Exchange, the Underwriters have undertaken to sell lots of
100 or more Common Shares to a minimum of       beneficial owners in the United
States. The minimum investment requirement is 100 Common Shares.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on
the       Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the
Stock Exchange or trading in securities generally on the            Stock
Exchange shall have been suspended or limited or minimum prices for trading in
securities generally shall have been established on the            Stock
Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

   A Prospectus in electronic format may be available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

   The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NIAC purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this

Prospectus, NIAC owned 100% of the outstanding Common Shares. NIAC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, one of the representatives of the Underwriters, is an affiliate of NIAC.

   The principal business address of            is           .


                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the
Underwriters by             . Bell, Boyd & Lloyd LLC and            may rely as
to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
                                                                 ----
          Use of Proceeds.......................................   3
          Investment Objectives.................................   3
          Investment Restrictions...............................   3
          Investment Policies and Techniques....................   7
          Asset Allocation Philosophy and Process...............   8
          Subadviser Investment Philosophy and Process..........   8
          Other Investment Policies and Techniques..............  22
          Management of the Fund................................  38
          Investment Advisers...................................  47
          Portfolio Transactions and Brokerage..................  51
          Distributions.........................................  53
          Description of Shares.................................  55
          Certain Provisions in the Declaration of Trust........  59
          Repurchase of Fund Shares; Conversion to Open-End Fund  61
          Tax Matters...........................................  63
          Experts...............................................  71
          Custodian and Transfer Agent..........................  71
          Additional Information................................  71
          Report of Independent Auditors........................  72
          Financial Statements..................................  73
          Appendix A--Ratings of Investments.................... A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Shares

                          Nuveen Tax-Advantaged Total
                             Return Strategy Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                         , 2004

                                   --------

                            Nuveen Investments, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   FRH-JDD-0803

                SUBJECT TO COMPLETION, DATED NOVEMBER 26, 2003

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. Upon its formation, the Fund was named Nuveen Tax-Advantaged Dividend and Total Return Fund, however, the Fund's name was changed to Nuveen Tax-Advantaged Total Return Strategy Fund pursuant to the Amended and Restated Declaration of Trust, filed as an exhibit hereto.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated November 26, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds.............................................................. 3
Investment Objectives.........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................7
Asset Allocation Philosophy and Process ......................................8
Subadviser Investment Philosophy and Process .................................8
Other Investment Policies and Techniques.....................................22
Management of the Fund.......................................................38
Investment Advisers..........................................................47
Portfolio Transactions and Brokerage.........................................51
Distributions ...............................................................53
Description of Shares........................................................55
Certain Provisions in the Declaration of Trust...............................59
Repurchase of Fund Shares; Conversion to Open-End Fund.......................61
Tax Matters..................................................................63
Experts......................................................................71
Custodian and Transfer Agent.................................................71
Additional Information.......................................................71
Report of Independent Auditors...............................................72
Financial Statements.........................................................73
Ratings of Investments (Appendix A)........................................ A-1


This Statement of Additional Information is dated November 26, 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be
approximately: $            ($            if the Underwriters exercise the
over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses and
(ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in dividend-paying common and preferred stocks and senior loans and other debt instruments that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                              INVESTMENT OBJECTIVES

     The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or
     (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                   (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating senior loans;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

                  (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, FundPreferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on Borrowings (expected to be at least ) or FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue commercial paper or notes or FundPreferred shares.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal market circumstances, the Fund will invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that 65% to 75% of the Funds' Managed Assets will be invested in dividend-paying common stocks.

     Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment.

     The Fund's Managed Assets allocated to dividend paying equity securities will be managed by NWQ Investment Management, LLC ("NWQ") and the Fund's Managed Assets allocated to senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities will be managed by Symphony Asset Management, LLC ("Symphony"). Nuveen Institutional Advisory Corp. ("NIAC") will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in equity securities (including dividend-paying common and preferred stocks) and senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities.

     NWQ will seek to invest in common stocks of issuers that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations. Normally, the Fund expects to invest approximately 65-75% of its Managed Assets in dividend-paying common stocks.

     The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders who meet holding period and other requirements described herein are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Common Shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated (pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

     In addition to investing in stocks that pay tax-advantaged dividends, the Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

     The Fund may seek to enhance the level of tax-advantaged dividends it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock eligible to pay tax-advantaged dividends on or shortly after the date on which the Fund becomes eligible to receive a dividend payment on this stock. With the sale proceeds, the Fund would then immediately purchase another stock eligible to pay tax-advantaged dividends. The newly-purchased stock would be expected to pay a dividend that the Fund would receive before the next dividend of the stock sold by the Fund. Through this practice, the Fund may receive a greater number of dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture of strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks.

     In addition, under normal circumstances:

     . The Fund expects, with respect to that portion of its Managed Assets invested in preferred stocks, to invest primarily in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (Baa or BBB or better by Moody's S&P or Fitch), or (ii) unrated but judged to be of comparable quality.

     . The Fund may purchase preferred stocks and senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments-- Portfolio Composition" and "Risks--Below Investment Grade Risk" in the prospectus.

     . The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 15% limitation to the extent they are deemed to be illiquid.

     . The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers. Subject to this 40% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in securities of non-U.S. issuers. The Fund will not invest in emerging markets securities.

     .    The Fund will not invest in inverse floating rate securities.

                       ASSET ALLOCATION PHILOSOPHY AND PROCESS

     Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions between the two primary asset classes in which the Fund invests, dividend-paying common and preferred stocks and senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield securities. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of these asset classes change.


Asset Allocation Process. In determining the Fund's asset allocation, NIAC will consult with the Fund's Subadvisers in assessing the relative attractiveness of the asset classes and will take into account the taxable income of short-term capital gains that might be generated as a result of portfolio transactions effected in connection with such re-allocation. NIAC presently expects that any re-allocation activity will be limited, and there is no assurance that it will succeed in enhancing after-tax total returns.

                  SUBADVISER INVESTMENT PHILOSOPHY AND PROCESS

     NWQ


Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in dividend-paying common and preferred stocks involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

     . attractive valuation and fundamentals

     . favorable risk/reward and downside protection

     . catalysts or inflection points leading to an improvement in profitability or recognition of value


Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

Symphony

     Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

     Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

Tax-Managed Investing

     The Fund seeks to achieve high after-tax returns in part by minimizing the taxes incurred by Common Shareholders in connection with the Fund's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are sought to be minimized by the Fund by investing principally in equity securities that pay tax-advantaged dividends. The Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income. Fund income distributions are taxed as long-term capital gains are sought to be minimized by the Fund by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Subadviser will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The Subadviser may sell securities to realize capital losses that can be used to offset realized gains but not tax-advantaged dividends or other ordinary income.

     Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities (each of which are treated differently for federal income tax purposes: (i) price appreciation; (ii) distributions of tax-advantaged dividends; (iii) distributions of other investment income; (iv) distributions of realized short-term capital gains; and
(v) distributions of long-term capital gains. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder sells his or her shares. Upon sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis is realized. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

     To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques, such as short sales of securities. By using these techniques rather that selling appreciated securities, the Fund can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends. See "Hedging Transactions."

PORTFOLIO COMPOSITION

     Portfolio Contents. Under normal market circumstances, the Fund will invest primarily in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that 65% to 75% of the Fund's Managed Assets will be invested in dividend-paying common stocks. The Fund will seek to invest in common stocks of issuers that are undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.

     Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment.

     The Fund's portfolio will be composed principally of the investments described below.

     Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 60% of its Managed Assets in common stocks of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

       Preferred Stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock.

       Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

       In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stocks, although NWQ would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

       Shares of preferred stock have a liquidation value that generally equals that original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged as described herein

       Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

     [Preferred securities that the Fund may invest in include preferred securities issued by REITs.]

     Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

     Additional Information on Preferred Securities. See "The Fund's Investments
- Portfolio Composition - Preferred Securities" in the Fund's Prospectus for a general description of preferred securities.

     Senior Loans. Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 15% of the Fund's Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

     Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund's net asset value.

     The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Borrowers may have senior loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

     Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, Symphony may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony's credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of Symphony of the likelihood that the Fund ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

     In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     The amount of public information with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Symphony may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting senior loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

     No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans could be considered illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some senior loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

     Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the senior loan.

     The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

     If a Subadviser should become affiliated with a financial services organization that is involved in the senior loan market, the Fund may be unable to purchase certain loans in which such organization participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.


     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

     Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

     Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.


     Below Investment Grade Securities. Below investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Below investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.


     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Subadviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on a Subadviser's research and analysis when investing in below investment grade securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Subadviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Subadviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

     Trust Preferred Securities. Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction or treatment as "qualified dividend income." The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

     U.S. Government Debt Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities that include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

     Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Asset-Backed Securities. The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

    Zero Coupon and Payment-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


     Structured Notes. The Fund may use structured notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     A Subadviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by a Subadviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if a Subadviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon NWQ's or Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each of NWQ or Symphony may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. A Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES


     The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers (including common stocks of non-U.S. issuers converted into American Depository Receipts (ADRs) immediately after purchase). Subject to this 40% limitation, up to 15% of the Fund's Managed Assets may be invested in securities that are non-U.S. dollar denominated and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest in the non-U.S. dollar denominated securities described above. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe.

     Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, a Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

NO INVERSE FLOATING RATE SECURITIES

     The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of a Subadviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Subadviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Subadviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when a Subadviser anticipates a change in the price of such security, the Subadviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Subadviser believes are more attractive given the Fund's investment objectives.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include
(i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments, and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging Risks" in the Fund's Prospectus.

     Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

     In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Tax Matters" in the prospectus.

     Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

     Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund and NIAC have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NIAC, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

     The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

     With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that an Adviser's judgment in this respect will be correct.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.


     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to the 15% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, Borrowings and/or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INTEREST RATE TRANSACTIONS

     Initially, the Fund intends to manage interest rate risk from increasing interest expenses on Borrowings or dividend expenses FundPreferred shares through the Fund's portfolio investments in floating rate senior secured loans. The Fund expects to initially hedge between 75% and 90% of its exposure to interest rate risk from leverage through its portfolio investments in such floating rate senior secured loans. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on Borrowings or any variable rate FundPreferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund's investments in senior loans may potentially offset a portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the FundPreferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to prepay any Borrowings or redeem some or all of the FundPreferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 12. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, NWQ, Symphony or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             142
333 West Wacker Drive                     and Trustee, 2003            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.

_______________________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                   -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management, Inc.;
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

William E. Bennett           10/16/46     Trustee, 2003                Private Investor; previously,                   142
333 West Wacker Drive                                                  President and Chief Executive
Chicago, IL 60606                                                      Officer, Draper & Kramer, Inc.,
                                                                       a private company that handles
                                                                       mortgage banking, real estate
                                                                       development, pension advisory
                                                                       and real estate management
                                                                       (1995 - 1998); prior thereto,
                                                                       Executive Vice President and
                                                                       Chief Credit Officer, First Chicago
                                                                       Corporation and its principal subsidiary,
                                                                       The First National Bank of Chicago.


Robert P. Bremner             8/22/40     Trustee, 2003                Private Investor and Management Consultant.     141
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2003                Retired (since 1989) as Senior Vice President   141
333 West Wacker Drive                                                  of The Northern Trust Company; Director of the
Chicago, Il 60606                                                      United Way of Highland Park-Highwood (since
                                                                       2002).


Jack B. Evans                10/22/48     Trustee, 2003                President, The Hall-Perrine                     132
333 West Wacker Drive                                                  Foundation, a private philanthropic
Chicago, IL 60606                                                      corporation (since 1996); Director,
                                                                       Alliant Energy; Director and Vice
                                                                       Chairman, United Fire & Casualty
                                                                       Company; Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.


Anne E. Impellizzeri          1/26/33     Trustee, 2003                Retired, formerly Executive Director (1998-     141
333 West Wacker Drive                                                  2001) of Manitoga (Center for Russel Wright's
Chicago, IL 60606                                                      Design with Nature); formerly, President and
                                                                       Executive Officer of Blanton-Peale Institutes
                                                                       Chief of Religion and Health (since 1990);
                                                                       prior thereto, Vice President, Metropolitan
                                                                       Life Insurance Co.


William L. Kissick            7/29/32     Trustee, 2003                Professor Emeritus, School of Medicine          132
333 West Wacker Drive                                                  and the Wharton School of Management and
Chicago, IL 60606                                                      former Chairman, Leonard Davis
                                                                       Institute of Health Economics,
                                                                       University of Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale University.

                                       39




Thomas E. Leafstrand         11/11/31     Trustee, 2003                Retired; previously, Vice President             132
333 West Wacker Drive                                                  in charge of Municipal Underwriting
Chicago, IL 60606                                                      and Dealer Sales at The Northern
                                                                       Trust Company.


Peter R. Sawers                4/3/33     Trustee, 2003                Adjunct Professor of Business and Economics,    141
333 West Wacker Drive                                                  University of Dubuque, Iowa; formerly (1991-
Chicago, IL 60606                                                      2000) Adjunct Professor, Lake Forest Graduate
                                                                       School of Management, Lake Forest, Illinois;
                                                                       prior thereto, Executive Director, Towers
                                                                       Perrin Australia, a management consulting firm;
                                                                       Chartered Financial Analyst; Director, Executive
                                                                       Service Corps of Chicago, a not-for-profit
                                                                       organization; Certified Management Consultant.

William J. Schneider          9/24/44     Trustee, 2003                Senior Partner and Chief Operating Officer,     141
333 West Wacker Drive                                                  Miller-Valentine Group, Vice President,
Chicago, IL 60606                                                      Miller-Valentine Realty, a construction
                                                                       company; Chair, Miami Valley Hospital; Chair,
                                                                       Dayton Development Coalition; formerly Member,
                                                                       Community Advisory Board, National City Bank,
                                                                       Dayton, Ohio and Business Advisory Council,
                                                                       Cleveland Federal Reserve Bank.

Judith M. Stockdale          12/29/47     Trustee, 2003                Executive Director, Gaylord and Dorothy         141
333 West Wacker Drive                                                  Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                      thereto, Executive Director, Great Lakes
                                                                       Protection Fund (from 1990 to 1994)


Sheila W. Wellington          2/24/32     Trustee, 2003                President (since 1993) of Catalyst (a           132
333 West Wacker Drive                                                  not-for-profit organization focusing
Chicago, IL 60606                                                      on women's leadership development in
                                                                       business and the professions).



** As a result of his ownership of securities issued by                  , the
parent company of                            , one of the principal underwriters
of the Fund, the Fund believes that           may be deemed to be an interested
person for as long as                             serves as principal
underwriter to the Fund and, therefore, for purposes of this offering he is
being treated as an interested person.           owns less than 1% of such
securities outstanding and has abstained from voting on any items involving the
appointment of                             as principal underwriter to the Fund.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      142
333 West Wacker Drive                     Officer, 2003                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management, Inc.;
                                                                       Assistant Secretary of Nuveen Investments, Inc.
                                                                       (since 1994);  Assistant Secretary of NWQ
                                                                       Investment Management Company, LLC. (since 2002);
                                                                       Vice President and Assistant Secretary of Nuveen
                                                                       Investments Advisers Inc. (since 2002); Managing
                                                                       Director, Associate General Counsel and Assistant
                                                                       Secretary of Rittenhouse Asset Management, Inc.
                                                                       (since May 2003); Chartered Financial Analyst.


Michael T. Atkinson           2/3/66      Vice President and           Vice President (since 2002),                   142
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2003                         (since 2000), previously, Associate
                                                                       of Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      142
333 West Wacker Drive                     Treasurer, 2003              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management,  Inc. (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Treasurer of
                                                                       Nuveen Rittenhouse Asset Management, Inc. (since
                                                                       May, 2003); Chartered Financial Analyst.

Susan M. DeSanto              9/8/54      Vice President, 2003         Vice President of Nuveen Advisory              142
333 West Wacker Drive                                                  Corp. (since 2001); previously, Vice
Chicago, IL 60606                                                      President of Van Kampen Investment
                                                                       Advisory Corp. (since 1998); prior
                                                                       thereto, Assistant Vice President of
                                                                       Van Kampen Investment Advisory Corp.
                                                                       (since 1994).

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    142
333 West Wacker Drive                     Secretary, 2003              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.



Lorna C.  Ferguson          10/24/45      Vice President, 2003         Vice President of Nuveen Investments, LLC;     142
333 West Wacker Drive                                                  Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                                      Corp. and Nuveen Institutional Advisory Corp.

William M.  Fitzgerald        3/2/64      Vice President, 2003         Managing Director (since 2002) of Nuveen       142
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp. (since 1995); Managing
                                                                       Director of Nuveen Asset Management, Inc.
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers Inc. (since 2002);
                                                                       Chartered Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          142
333 West Wacker Drive                     Controller, 2003             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; Vice President and Funds Controller
                                                                       (since 1998) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.

David J. Lamb                3/22/63      Vice President, 2003         Vice President (since 2000) of                 142
333 West Wacker Drive                                                  Nuveen Investments, LLC, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2003         Vice President (since 1999), previously        142
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments, LLC.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            142
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2003                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;

                                       42

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc. and (since 1997) of Nuveen Asset
                                                                   Management, Inc.; Vice President (since
                                                                   2000), Assistant Secretary and Assistant
                                                                   General Counsel (since 1998) of Rittenhouse
                                                                   Asset Management, Inc.; Vice President and
                                                                   Assistant Secretary of Nuveen Investments
                                                                   Advisers Inc. (since 2002); Assistant
                                                                   Secretary of NWQ Investment Management
                                                                   Company, LLC. (since 2002).


Edward F. Neild, IV     7/7/65       Vice President, 2003          Managing Director (since 2002)                     142
333 W. Wacker Drive                                                of Nuveen Investments, LLC;
Chicago, IL 60606                                                  Managing Director (since 1997), formerly
                                                                   Vice President (since 1996) of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional
                                                                   Advisory Corp.; Managing Director of Nuveen
                                                                   Asset Management, Inc. (since 1999); Chartered
                                                                   Financial Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.


         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Chair, Lawrence
H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are William E. Bennett, Chair, Lawrence H. Brown, Thomas E. Leafstrand, and Judith M. Stockdale.

         Trustees Evans, Kissick, Leafstrand and Wellington are also trustees of 6 Nuveen open-end funds and 13 Nuveen closed-end funds managed by NIAC and 30 open-end funds and 83 closed-end funds managed by Nuveen Advisory Corp. Trustees Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale are also trustees of 30 open-end and 93 closed-end funds managed by Nuveen Advisory Corp. and 6 open-end funds and 12 closed-end funds managed by NIAC. Trustee Bennett is also trustee of 6 Nuveen open-end funds and 12 closed-end funds managed by NIAC and 30 open-end and 92 closed-end funds managed by Nuveen Advisory Corp. Mr. Schwertfeger is also a trustee of 36 Nuveen open-end funds and 104 closed-end funds managed by NIAC or Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

William E. Bennett                           $0                                   $50,001 - $100,000

Robert P. Bremner                            $0                                   $10,001 - $50,000

Lawrence H. Brown                            $0                                   $50,001 - $100,000

Jack B. Evans                                $0                                     Over $100,000

Anne E. Impellizzeri                         $0                                   $10,001 - $50,000

William L. Kissick                           $0                                   $50,001 - $100,000

Thomas E. Leafstrand                         $0                                     Over $100,000

Peter R. Sawers                              $0                                     Over $100,000

William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                   $10,001 - $50,000

Sheila W. Wellington                         $0                                     Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, NWQ, Symphony, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with
NIAC, Nuveen, NWQ, Symphony or                           .

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger               $  -                    $     -                      $      -

William E. Bennett                     542                      53,050                        41,564

Robert P. Bremner                      542                      77,500                         8,780

Lawrence H. Brown                      563                      82,000                             -

Jack B. Evans                          563                      49,100                        19,357

Anne E. Impellizzeri                   495                      77,500                        58,535

William L. Kissick                     495                      49,000                        18,000

Thomas E. Leafstrand                   563                      52,300                        20,542

Peter R. Sawers                        542                      79,250                        58,785

William S. Schneider                   558                      77,500                        58,535

Judith M. Stockdale                    495                      77,750                        14,690

Sheila W. Wellington                   495                      47,600                        37,403


____________________________


* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2005, representing the Fund's first full fiscal year, for services to the Fund.


**Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the Nuveen open-end and closed-end funds.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

     NIAC will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.


     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds
(   ) and fund assets under management (approximately $88 billion) as of , 2003.
Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $
billion in assets under management as of       , 2003. Nuveen Investments, Inc.
is a publicly-traded company and a majority owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

     NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to dividend-paying equity securities. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately billion in
assets under management as of      , 2003.

     NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.

Jon D. Bosse, David B. Iben and Michael Carne are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated to dividend-paying equity securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Bosse also is the manager for a mutual fund sponsored by Nuveen. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Carne, CFA, has been a Senior Vice President and portfolio manager of NWQ since 2002. From 2000 to 2002 he was a Principal and portfolio manager with Standard Group Holdings. Prior thereto, Mr. Carne was Principal and portfolio manager with Carne, O' Brient, Ferry & Roth.

     Symphony, 555 California Street, San Francisco, CA 94104, is a subadviser to the Fund responsible for managing the portion of the Fund's Managed Assets allocated to senior loans and other debt instruments. Symphony specializes in the management of market-neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $ billion in assets under management
as of        , 2003. Symphony is an indirect wholly owned subsidiary of Nuveen.

     Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in senior loans and other debt instruments. Mr. Stein is the Director of Fixed Income Securities at Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He is also a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He is also a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.

     On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

     If this merger transaction were to constitute a change of control of NIAC, NWQ or Symphony (the "Nuveen Advisers") it would operate as an "assignment", as defined in the 1940 Act, of the Fund's investment management agreement (as discussed further below) with NIAC and the investment subadvisory agreements between NIAC and NWQ and NIAC and Symphony (together, the "Nuveen advisory agreements"), which would cause the Nuveen advisory agreements to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both interim Nuveen advisory agreements (as permitted under the 1940
Act) and new Nuveen advisory agreements, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and the Nuveen Advisers currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of the Nuveen Advisers and will not operate as an "assignment", and that therefore the Nuveen advisory agreements would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.

     As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an indirect affiliate of Nuveen, NIAC and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Such a prohibition could have an adverse impact on the Fund's ability to efficiently invest [certain parts of] its portfolio.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                        Management
                                                                        Fee
                                                                        ---
Up to $500 million..................................................        %
$500 million to $1 billion..........................................        %
$1 billion to $1.5 billion..........................................        %
$1.5 billion to $2.0 billion........................................        %
Over $2.0 billion...................................................        %

         If the Fund utilizes leverage through the use of Borrowings and/or the issuance of FundPreferred shares in an aggregate amount equal to 32% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                            Management
----------------------------------------                                Fee
                                                                        ---

Up to $500 million ................................................          %
$500 million to $1 billion ........................................          %
$1 billion to $1.5 billion ........................................          %
$1.5 billion to $2.0 billion ......................................          %
Over $2.0 billion .................................................          %

         Pursuant to investment sub-advisory agreements between NIAC and NWQ, NWQ will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to NWQ's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

Average Daily Managed Assets                                   Percentage of Net
                                                                 Management Fee
                                                               -----------------
Up to $200 million ...........................................             %
$200 million to $300 million .................................             %
$300 million and over ........................................             %

         Pursuant to investment sub-advisory agreements between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

Average Daily Managed Assets                                   Percentage of Net
                                                                 Management Fee
                                                               -----------------
Up to $125 million ...........................................             %
$125 million to $150 million .................................             %
$150 million to $175 million .................................             %
$175 million to $200 million .................................             %
$200 million and over ........................................             %

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                        Percentage                                 Percentage
                        Reimbursed                                 Reimbursed
                     (as a percentage                           (as a percentage
Year Ending             of Managed           Year Ending           of Managed
January 31,               Assets)            January 31,             Assets)
------------           ------------          ------------         ------------
    2004(1)                    %              2009                     %
    2005                       %              2010                     %
    2006                       %              2011                     %
    2007                       %              2012

         The Advisors have not agreed to reimburse the fund for any portion of its fees and expenses beyond January 31, 2012.

_______________

(1)  From the commencement of operations.


     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond ___ ___, 2012.

     Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2005. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, NWQ, Symphony and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

     In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials furnished by each of NWQ and Symphony in May 2003, including information regarding NWQ and Symphony, their respective affiliates and personnel, operations and financial condition. The independent trustees reviewed additional information furnished by Symphony in July 2003. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, NWQ and Symphony, the proposed fees to be charged by NIAC, NWQ and Symphony for investment management services, the profitability to NIAC, NWQ and Symphony of their relationships with the Fund, fall-out benefits to NIAC, NWQ and Symphony from that relationship, economies of scale achieved by NIAC, NWQ and Symphony, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, NWQ, and Symphony and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC, NWQ and Symphony the Fund's operations and each of NIAC's, NWQ's and Symphony's ability to provide advisory and other services to the Fund.

     The Fund, NIAC, Nuveen, NWQ, Symphony, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, NWQ and Symphony can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Subadviser responsible for the assets to which the proxy relates in accordance with that Subadviser's proxy voting procedures.

     The Fund has granted to NWQ the authority to vote proxies on its behalf with respect to the assets managed by NWQ. A senior member of NWQ is responsible for oversight of the Fund's proxy voting process. NWQ has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to NWQ on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client's request.

     NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies.

     The Fund has granted Symphony the authority to vote proxies on its behalf with respect to assets managed by Symphony. Symphony also uses the services of ISS. The proxy voting policies and procedures of ISS are reviewed and approved each year by the management of Symphony. Symphony believes that following the proxy voting guidelines established by ISS allows it to always vote proxies in the best interests of the Fund and avoids conflicts of interest.

     When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to the supervision of the Board of Trustees, each Subadviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of any Subadviser except in compliance with the 1940 Act.

     With respect to interests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. See "Risks" in the Prospectus.

         It is the policy of each Subadviser to seek the best execution under the circumstances of each trade. A Subadviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Subadviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Subadviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a Subadviser's own research efforts, the receipt of research information is not expected to reduce significantly a Subadviser's expenses. While the Subadviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Subadvisers in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Each Subadviser may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, a Subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from each Subadviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                  DISTRIBUTIONS


     Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any interest and required principal payments on Borrowings or accrued dividends to FundPreferred shareholders, if any. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and interest and required principal payments on Borrowings or dividends payable on the FundPreferred shares, if any. The net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.


     To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.


     The Fund's Board of Trustees may implement, based on several factors including the overall investment performance of the Fund, an alternative dividend policy calling for monthly distributions stated in terms of a fixed cents per Common Share dividend rate. ("Managed Distributions"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any interest and required principal payments on Borrowings or redemption or liquidation payments to FundPreferred shareholders, if any. Under a Managed Distribution Policy, if for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year.


     If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gain (such excess, the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and/or accumulated earnings and profits. This means that, if the Fund in a particular year were to pay Excess distributions at a time when it had both current-year net realized gains and capital loss carryforwards that could otherwise have been used to offset against those gains, the payment of the Excess might cause shareholders to pay more tax than if such Excess had not been paid. This means that, if the Fund in a particular year were to make Excess distributions, the payment of the Excess might cause shareholders to recognize ordinary dividend income, even through distribution of the Excess represented an economic return of capital. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.


     In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

     Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.


     There is no assurance the Board of Trustees will determine to implement a Managed Distribution Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

     To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income and net realized capital gain earned in a particular period. The undistributed net investment income and net realized capital gain would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income and net realized capital gain actually earned by the Fund during the period. Undistributed net investment income and net realized capital gain will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income and net realized capital gain will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "Use of Leverage."

         While any FundPreferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the FundPreferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding FundPreferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."


                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or issues FundPreferred shares, Common Shareholders will not be entitled to receive any distributions from the Fund unless all interest on such Borrowings has been paid, accrued dividends on FundPreferred shares have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to such distributions. See "FundPreferred Shares" below.

         The Common Shares have been approved for listing on the         Stock
Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds." Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies which may issue ratings on Borrowings issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of FundPreferred shares or Borrowings.
The terms of the FundPreferred shares and, if authorized by the Board of Trustees, the terms of any borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

LEVERAGE

         The Fund intends to use leverage by using Borrowings and issuing FundPreferred shares in an aggregate amount of approximately 32% of the Fund's Managed Assets. The amount of outstanding Borrowings and/or FundPreferred shares may vary with prevailing market or economic conditions. The Fund currently expects to (i) borrow money at rates generally available to institutional investors as soon as possible after the completion of the Common Share offering and issue Borrowings within approximately two to three months of the completion of the Common Share offering, in an aggregate amount currently anticipated to represent, approximately 24% of the Fund's Managed Assets; and (ii) issue FundPreferred shares in an amount currently anticipated to represent approximately 8% of the Fund's Managed Assets. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees.

FUNDPREFERRED SHARES

         The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 7% to 12% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after this offering of Common Shares. Any final decision to issue FundPreferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. The Board has stated that the initial series of FundPreferred shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred shares will be as stated below.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately of the value of the Fund's total net assets.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

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

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of the FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be

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

subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the
Fund's Common Shares would no longer be listed on the          Stock Exchange.
Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

                                [TO BE UPDATED]

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of noncorporate shareholders and (ii) for the Dividends Received Deduction in the case of corporate shareholders.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares, except as described herein with respect to "qualified dividend income."

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions from the Fund will qualify for the Dividends Received Deduction to the extent of the amount of dividends received by the Fund from certain domestic corporations (other than real estate investment trusts) for the taxable year, provided that certain holding period and other requirements are met at the Fund and shareholder level.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends, dividends eligible for the Dividends Received Deduction and dividends that qualify for treatment as "qualified dividend income" in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.


         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.


     The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.


FUTURES CONTRACTS AND OPTIONS


         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.


FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.


CURRENCY FLUCTUATIONS

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.


PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. In general, the Fund does not presently intend to invest in securities of entities that qualify as passive foreign investment companies, but may decide in the future to invest in such entities, although it does not expect that more than 2% of the Fund's assets would be invested in securities of such entities at any time.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.


     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding" above. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.


         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003


     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income," referred to as "tax-advantaged dividends" in the Prospectus. To be eligible for this reduced rate, a shareholder must be a noncorporate taxpayer and must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. Qualifying dividends are, in general, dividends from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.


REGULATIONS ON "REPORTABLE TRANSACTIONS"


     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS

          The Financial Statements of the Fund as of ___________, 2003, appearing in this Statement of Additional Information have been audited by _____________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of _____________ is __________________________________________.


                           CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

                                   [TO COME]

                     NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
                              FINANCIAL STATEMENTS

                     Nuveen Tax-Advantaged Total Return Strategy Fund
                       Statement of Assets and Liabilities
                                ___________, 2004


                                    [TO COME]

              NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

                              Statement of Operations
    Period from _______, 200_ (date of organization) through ___________, 200_


                                    [TO COME]

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  C

                  The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  p

                  The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  *

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  r

                  The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R.

                  Not rated.

                  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards

                  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                  Short-Term Issue Credit Ratings

                  Notes

                  A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                Nuveen Tax-Advantaged Total Return Strategy Fund


                            __________ Common Shares



                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                               ____________, 2003

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:

a.   Amended and Restated Declaration of Trust dated November 19, 2003.

b.   By-laws of Registrant.

c.   None.

d.   Not Applicable.

e.   Terms and Conditions of the Dividend Reinvestment Plan.*

f.   None.

g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated _______, 2003.*

g.2 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company LLC dated _______, 2003.*

g.3 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Symphony Asset Management, LLC dated _______, 2003.*

h.1  Form of Underwriting Agreement.*

h.2  Form of _________________________ Master Selected Dealer Agreement.*

h.3  Form of Nuveen Master Selected Dealer Agreement.*

h.4  Form of _________________________ Master Agreement Among Underwriters.*

h.5  Form of Dealer Letter Agreement.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.*

k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated _______, 2003.*

l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*

l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.

n.   Consent of ____________________.*

o.   None.

p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated _______________, 2003.*

q.   None.

r.1  Code of Ethics of Nuveen Institutional Advisory Corp.*

r.2  Code of Ethics of NWQ Investment Management Company LLC.*

r.3  Code of Ethics of Symphony Asset Management, LLC.*

s.   Powers of Attorney.

-------------------

*   To be filed by Amendment.

Item 25: Marketing Arrangements

Sections 3, 5 and 6(n) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph and Sections 2 and 3(d) of the Form of _____________________________ Master Selected Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of __________________________ Master
Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution


     Securities and Exchange Commission fees                          $  1.21
     National Association of Securities Dealers, Inc. fees             501.50
     Printing and engraving expenses                                     *
     Legal Fees                                                          *
     Exchange listing fees                                               *
     Blue Sky filing fees and expenses                                   *
     Miscellaneous expenses                                              *
                                                                      -------
          Total                                                       $  *
                                                                      =======

------------

* To be completed by amendment. Nuveen Institutional Advisory Corp., NWQ Investment Management Company LLC and Symphony Asset Managment, LLC have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations, .24% of average daily Managed Assets in year six, .16% in year seven and .08% in year eight. Without the reimbursement, "Total Annual Expenses" would be estimated to be ____% of average daily net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At November 26, 2003

                                                            Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                          0

Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

     Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Institutional Advisory Corp. ("NIAC") serves as investment adviser to the following open-end and closed-end management type investment companies:
Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Senior Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2 and Nuveen Diversified Dividend and Income Fund.

     NIAC has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NIAC appears below:

                                                  Other Business Profession, Vocation or
Name and Position with NIAC                          Employment During Past Two Years
---------------------------                       --------------------------------------
John P. Amboian, President and Director.......  President and Director of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Advisory Corp., Nuveen Asset
                                                Management, Inc., Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire, Senior Vice President and
Secretary.....................................  Senior Vice President and Secretary of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Asset Management, Inc.,
                                                Nuveen Advisory Corp., Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc. and Nuveen Investments Holdings, Inc.;
                                                Assistant Secretary of NWQ Investment Management Company, LLC.

Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Asset Management, Inc., Nuveen
                                                Advisory Corp., Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

     NWQ Investment Management Company LLC ("NWQ") serves as a subadviser to the Nuveen NWQ Multi-Cap Value Fund and the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. See "Investment Advisers" in Part B of the Registration Statement.

     Set forth below is a list of each director and officer of NWQ, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.


                                                                         Other Business Profession, Vocation
                                    Positions and Offices                   or Employment During Past Two
             Name                       with NWQ, LLC                                Fiscal Years
--------------------------------------------------------------------------------------------------------------
Michael C. Mendez               Chief Executive Officer                 President and Director (1999 - 2002),
                                                                        Managing Director (1992 - 1999) of
                                                                        NWQ Investment Management Company, Inc.
---------------------------------------------------------------------------------------------------------------------------
Jon D. Bosse                    CFA, Chief Investment Officer           Managing Director, Portfolio
                                and Managing Director                   Manager (1996 - 2002), Director of
                                                                        Research (1996 - 2001) of NWQ Investment
                                                                        Management Company, Inc.
---------------------------------------------------------------------------------------------------------------------------
Edward C. Friedel Jr.           CFA, Managing Director                  Managing Director (1992 - 2002) of
                                                                        NWQ Investment Management Company, Inc.
---------------------------------------------------------------------------------------------------------------------------
Mary-Gene Slaven                Managing Director,                      Managing Director, Secretary/Treasurer, NWQ
                                Secretary/Treasurer                     Investment Management Company, Inc. (1992 - 2002)
---------------------------------------------------------------------------------------------------------------------------
David B. Iben                   Managing Director, Portfolio            Managing Director, Portfolio Manager, NWQ
                                Manager                                 Investment Management Company, Inc. (11/2000 -
                                                                        2002); Chief Executive Officer, Lead Portfolio
                                                                        Manager, Palladian Capital Management, Inc. (10/98
                                                                        - 10/2000)
---------------------------------------------------------------------------------------------------------------------------
Phyllis G. Thomas               Managing Director, Portfolio            Managing Director, Portfolio Manager, NWQ
                                Manager                                 Investment Management Company, Inc. (1993 - 2002);
                                                                        Vice President, Portfolio Manager (1992)
---------------------------------------------------------------------------------------------------------------------------
Carl M. Katerndahl              Managing Director, Private              Managing Director, Private Client Group,  NWQ
                                Client Services                         Investment Management Company, Inc. (4/2001
                                                                        - 2002); Senior Managing Director, Webster
                                                                        Investment Management (4/1998 - 4/2001)
---------------------------------------------------------------------------------------------------------------------------
James H. Galbreath              Managing Director, Client               Managing Director, Client Services, NWQ Investment
                                Services                                Management Company, Inc. (1992 - 2002)
---------------------------------------------------------------------------------------------------------------------------
Ronald R. Sternal               Managing Director, Institutional &      Managing Director, Institutional & Taft-Hartley
                                Taft-Hartley Services                   Services, NWQ Investment Management Company, Inc.
                                                                        (10/2000 - 2002); Sr. Vice President, Taft-Hartley
                                                                        Services, NWQ Investment Management Company, Inc.
                                                                        (11/1999 - 9/2000)
---------------------------------------------------------------------------------------------------------------------------

Symphony Asset Management, LLC currently serves as an investment adviser or subadviser to three other funds. The address for Symphony Asset Management, LLC is 555 California Street, Suite 2975, San Francisco, CA 94104. See "Investment Advisers" in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                           Other Business, Profession, Vocation or Employment
Name and Position with Symphony                           During Past Two Years*
-------------------------------            ---------------------------------------------------
Jeffrey L. Skelton                         Manager/Member, NetNet Ventures, LLC
Director, President, Chief Executive
Officer

Neil L. Rudolph                            Manager/Member, NetNet Ventures, LLC
Chief Operating Officer; Chief
Financial Officer; Chief Compliance
Officer

Michael J. Henman                          Manager/Member, NetNet Ventures, LLC
Secretary; Director of Business
Development

Praveen K. Gottipalli                      Portfolio Manager and Manager/Member, NetNet Ventures,
Director of Investments                    LLC

Gunther M. Stein                           Portfolio Manager, Symphony Asset Management LLC;
Director of Fixed Income Strategies        Portfolio Manager, Nuveen Senior Loan Asset Management
                                           LLC; Portfolio Manager, Nuveen Institutional Advisory
                                           Corp.

*Note: Officers' employment by Symphony Asset Management, Inc. terminated in July 2001 (in conjunction with purchase of Symphony by Nuveen).

Item 31: Location of Accounts and Records

     Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     NWQ Investment Management Company LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, maintains certain of its advisory material.

     Symphony Asset Management, LLC, 555 California Street, San Francisco, CA 94104, maintenance certain of its advisory material.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.


Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 26th day of November 2003.


                            NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

                            /s/ Jessica R. Droeger
                            ________________________________________
                            Jessica R. Droeger, Vice President and
                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                     Title                           Date
        ---------                     -----                           ----
/s/ Stephen D. Foy           Vice President and Controller        November 26, 2003
----------------------       (Principal Financial and
    Stephen D. Foy           Accounting Officer)


/s/ Gifford R. Zimmerman     Chief Administrative Officer         November 26, 2003
------------------------     (Principal Executive Officer)
    Gifford R. Zimmerman


Timothy R. Schwertfeger*     Chairman of the Board and       By: /s/ Jessica R. Droeger
                             Trustee                             ------------------------
                                                                     Jessica R. Droeger
                                                                     Attorney-In-Fact
                                                                     November 26, 2003


William E. Bennett*         Trustee

Robert P. Bremner*          Trustee

Lawrence H. Brown*          Trustee

Jack B. Evans*              Trustee

Anne E. Impellizzeri*       Trustee

William L. Kissick*         Trustee

Thomas E. Leafstrand*       Trustee

Peter R. Sawers*            Trustee

William J. Schneider*       Trustee

Judith M. Stockdale*        Trustee

Shelia W. Wellington*       Trustee


     *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed as exhibits.

                                INDEX TO EXHIBITS

a.   Amended and Restated Declaration of Trust dated November 19, 2003.
b.   By-laws of Registrant.
c.   None.
d.   Not Applicable.
e.   Terms and Conditions of the Dividend Reinvestment Plan.*
f.   None.
g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated _______, 2003.*
g.2 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company LLC dated _______, 2003.*
g.3 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Symphony Asset Management, LLC dated _______, 2003.*
h.1  Form of Underwriting Agreement.*
h.2  Form of ________________________. Master Selected Dealer Agreement.*
h.3  Form of Nuveen Master Selected Dealer Agreement.*
h.4  Form of ________________________. Master Agreement Among Underwriters.*
h.5  Form of Dealer Letter Agreement.*
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*
j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.*
k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*
k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated _______, 2003.*
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham McCutchen LLP.*
m.   None.
n.   Consent of _________________.*
o.   None.
p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated ___________, 2003.*
q.   None.
r.1  Code of Ethics of Nuveen Institutional Advisory Corp.*
r.2  Code of Ethics of NWQ Investment Management Company LLC.*
r.3  Code of Ethics of Symphony Asset Management, LLC.*

s.   Powers of Attorney.
------------------
*    To be filed by Amendment.